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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 9, 2002

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                                  IMAGEX, INC.
             (Exact name of registrant as specified in its charter)

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           WASHINGTON          0-26837            91-1727170
           (State or other     (Commission file   (I.R.S. Employer
           jurisdiction        number)            Identification No.)
           of incorporation)

                         10210 NE POINTS DR., SUITE 200
                           KIRKLAND, WASHINGTON 98033
               (Address of principal executive offices) (Zip code)

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                                 (425) 576-6500
               Registrant's telephone number, including area code

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                                  INAPPLICABLE
          (Former name or former address if changed since last report)

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ITEM 5.  OTHER EVENTS

On September 9, 2002 the Registrant issued a press release announcing the signing of a definitive agreement to sell its wholly-owned subsidiary, Extensis, Inc., to Celartem Technology USA, Inc. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. With respect to the press release issued by Extensis, Inc. on September 10, 2002, the Registrant wishes to clarify that the transaction has not closed and is still subject to a number of conditions prior to closing, and that maintaining the existing Extensis management team is not contingent upon the closing of the transaction.

ITEM 7(c). EXHIBITS

99.1  Press release issued by the Company dated September 9, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IMAGEX, INC.

                                      /s/ RICHARD P. BEGERT

                               By:    Richard P. Begert
                                      President and Chief Executive Officer


Dated: September 11, 2002

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                                  EXHIBIT INDEX

Exhibit
 Number    Description

99.1       Press release issued by the Company dated September 9, 2002.